Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Ken Song, M.D., Chief Executive Officer of RayzeBio, Inc.. (the “Company”), and Arvind Kush, Chief Financial Officer of the Company, each hereby certifies that, to the best of her knowledge:

i. the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2023, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Exchange Act; and

ii. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 13, 2023

/s/ Ken Song	/s/ Arvind Kush
Ken Song, M.D.	Arvind Kush
President and Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
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